Fundamental Family of Funds
                                                                   March 2, 1998

Dear Fellow Shareholder:

    1997 began with financial markets holding to the conventional wisdom that the U. S. economy was entering the late stage of a typical business expansion. As such, inflation was believed likely to accelerate from both increased wage pressure and capacity strained demand strength. As it typically does in such an environment, conventional thought had it that the Federal Reserve would hike interest rates through the year, causing bond prices to decline and interest rates to rise.

    Indeed, soon after Federal Reserve Chairman Greenspan warned of irrational exuberance in financial markets, the Federal Reserve did in fact hike interest rates in March, and bond prices did in fact decline through much of the year's first half. Inflation did not accelerate however, and this coupled with the conclusion of a five year balanced budget deal between Congress and the Clinton Administration steadied bond prices by late spring.

    Financial markets see-sawed through summer as two phenomena began to be recognized. First, inflation was not accelerating; it actually showed signs of decelerating. Second, the economy's stellar growth rate was generating so much tax revenue that the glidepath toward a balanced budget was being shortened significantly. Rather than reaching balance by 2002, as called for in the budget deal, balance in 1998 was being forecast by many fiscal experts.

    The forces of low inflation and a balanced budget began to shift the odds away from credit restraint by the Federal Reserve. In fact, expectations of credit restraint gave way to the possibility of easier credit when financial strains throughout Asia became evident in the fall. With the hitherto Asian Tiger economies of Thailand, Malaysia, Indonesia, and Korea experiencing major currency devaluations, while the Japanese economy remained mired in a liquidity crisis, fears of inflation in the United States began to give way to the prospect of deflation.

    Deflation occurs when the general level of prices actually falls. This is unlikely in our view. But a big increase in low priced imports from Asia will almost certainly contain upward pressure on prices for the foreseeable future. With minimal inflation, the return on government, corporate and municipal bonds began to look very appealing by fall. For the first time in three years, funds investing in these instruments began to experience net inflows of investment funds. This worked to boost bond prices and consequently reduce interest rates as the year drew to a close.

    We have been proponents of continuous low inflation and a balanced federal budget for quite some time. Thus, it is somewhat gratifying to see financial markets finally begin to accept the possibility of a lengthy period of price stability. Fixed income markets will undoubtedly continue to fluctuate as we look ahead. However, inflation-adjusted rates are still high by historical standards, so we believe the trend toward lower interest rates and higher bond prices is finally in place.

    With this as a backdrop, we are looking forward to 1998, and we thank you for your continued trust and support.



Sincerely,



Dr. Vincent J. Malanga
President

                               NEW YORK MUNI FUND

                                                                   March 2, 1998

Dear Fellow Shareholder:

    The New York economy has lagged the general economy's superb growth rate. But New York's finances have improved, with the most marked enhancement being in New York City, thanks to the boom on Wall Street. With the improvement in finances has come an improvement in the credit status of New York issuers.

    New York Muni Fund performed poorly in 1997, as it's total return was only 1.46% for the full year. As a result of regulatory investigations, the Fund's professional fees were substantially greater than in the past. This factor affected the Fund's performance during 1997. The Fund paid total distributions for the year of $.022 per share of which $.003 per share represented return of capital. During the year the Fund's portfolio was being restructured, such that by year end bonds rated AAA comprised nearly 60% of the total portfolio of the Fund. This coupled with other changes that have been made finally began to bear fruit. In the year's final quarter N.Y. Muni was the top performing single state bond fund, with a 4.1% total return. We are hopeful and confident that this improvement will continue in 1998.



Sincerely,



Dr. Vincent J. Malanga
President

(CHART MATERIAL)

                               New York Muni Fund
                              Portfolio Composition
                                December 31, 1997
                                  (unaudited)

                                     BY TYPE

(15.8%) FCSI

(51.4%) FCLT

(20.9%) LRIB

(11.9%) INLT


                                   BY RATING+

(4.6%) Non-income
       producing bonds

 (1.3%) AA

(59.6%) AAA

(19.2%) BBB

 (1.9%) Not Rated


FIXED COUPON BONDS
   FCLT -- Long (maturity greater than 15 years) (includes long zero coupons) FCSI -- Short or Intermediate (maturity less than 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB(Residual Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   LRIB -- Long Term (maturity greater than 15 years)

IN (Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   INLT -- Long Term  (maturity greater than 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

(CHART MATERIAL)


$22,786
Lehman
Brothers
Municipal
Bond Index*

$15,144
Fundamental
New York
Muni
Fund, Inc.

$13,926
Consumer
Price Index

--------------------------------------------------------------------------------
                               New York Muni Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                         1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
                         1.46%     (0.62)%     4.24%
--------------------------------------------------------------------------------

                                  Thousands ($)

24   22   20   18   16   14   12   10

12/31/87  12/31/88  12/31/89  12/31/90  12/31/91 12/31/92 12/31/93 12/31/94

12/31/95  12/31/96  12/31/97


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applic able, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

(LEFT COLUMN)

NEW YORK MUNI  FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value
    (Note 4) (cost $127,411,133).....................  $122,737,274
  Receivables:
    Interest.........................................     1,484,267
    Fund shares sold.................................    58,146,118
                                                        -----------
           Total assets..............................   182,367,659
                                                        -----------
LIABILITIES
  Notes payable (Note 6).............................    38,177,582
  Payables:
    Fund shares redeemed.............................       347,948
    Investment securities purchased..................     8,826,774
    Dividend declared................................        27,444
    Due to advisor...................................        24,366
    Accrued expenses.................................       368,138
                                                        -----------
   Total liabilities.................................    47,772,252
                                                        -----------
NET ASSETS consisting of:
   Distributions in excess of net
     investment income................... $   (27,444)
   Accumulated net realized loss ........ (24,284,760)
   Unrealized depreciation of securities. (4,673,859) Paid-in-capital applicable to
   156,836,372 shares of $.01
   par value capital stock............... 163,581,470
                                           ----------
                                                       $134,595,407
                                                       ============
NET ASSET VALUE PER SHARE................                      $.86
                                                               ====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year ended December 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income...............................      $ 7,756,494
EXPENSES (Notes 2 and 3)
   Management fee...............         $640,975
   Custodian and accounting fees          327,214
   Transfer agent fees..........          450,401
   Professional fees............        1,050,450
   Directors' fees..............          102,427
   Printing and postage.........           31,395
   Interest.....................        1,431,511
   Distribution expenses........          647,839
   Operating expenses on
   defaulted bonds..............           72,000
   Other........................          143,176
                                        ---------
                                        4,897,388

   Expenses reimbursed........            (40,700)
                                        ---------
           Total expenses........................        4,856,688
                                                        ----------
           Net investment income.................        2,899,806
                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss on investments    (2,367,322)

   Net unrealized appreciation of
     investments..............          5,608,133
                                        ---------
   Net gain on investments ......................       3,240,811
                                                       ----------
NET INCREASE IN NET ASSETS
FROM OPERATIONS..................................      $6,140,617
                                                       ==========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended          Year Ended
                                                                                    December 31,        December 31,
                                                                                        1997                1996
                                                                                    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income......................................................      $  2,899,806       $  6,229,467
   Net realized loss on investments...........................................        (2,367,322)        (2,404,362)
   Unrealized appreciation (depreciation) on investments .....................         5,608,133         (4,292,643)
                                                                                     -----------        -----------
   Net (decrease) increase in net assets from operations......................         6,140,617           (467,538)
DISTRIBUTIONS:
   Distributions from investment income.......................................        (2,899,806)        (6,229,467)
   Distributions in excess of net investment income...........................           (27,444)            --
   Return of capital distribution.............................................          (551,666)            --
   Distributions from net realized gain from investments......................           (24,556)            --
   CAPITAL SHARE TRANSACTIONS (Note 5)........................................       (64,787,531)       (23,248,833)
                                                                                     -----------        -----------
   Total decrease.............................................................       (62,150,386)       (29,945,838)
NET ASSETS:
   Beginning of year..........................................................       196,745,793        226,691,631
                                                                                     -----------        -----------
   End of year................................................................      $134,595,407       $196,745,793
                                                                                     ===========        ===========


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1997

---------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Cash
   Cash Flows From Operating Activities
     Net increase to net assets from operations ..................................................     $    6,140,617
     Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
       Purchase of investment securities .........................................................     (1,574,433,817)
       Proceeds on sale of securities ............................................................      1,659,325,144
       Decrease in interest receivable ...........................................................          2,324,155
       Decrease in accrued expenses ..............................................................           (391,142)
       Net accretion of discount on securities ...................................................           (111,800)
       Net realized loss:
         Investments .............................................................................          2,367,322
       Unrealized appreciation on securities  ....................................................         (5,608,133)
                                                                                                        -------------
           Net cash provided by operating activities .............................................         89,612,346
                                                                                                        -------------
   Cash Flows From Financing Activities:*
       Increase in notes payable .................................................................         36,846,239
       Proceeds on shares sold ...................................................................      2,222,770,042
       Payment on shares repurchased .............................................................     (2,348,578,756)
       Cash dividends paid .......................................................................           (649,871)
                                                                                                        -------------
           Net cash used in financing activities .................................................        (89,612,346)
                                                                                                        -------------
           Net decrease in cash ..................................................................                  0
   Cash at beginning of year .....................................................................                  0
                                                                                                        -------------
   Cash at end of year ...........................................................................      $           0
                                                                                                        =============

--------------
  *Non-cash financing  activities not included herein consist of reinvestment of dividends  of  $3,233,013.
   Cash  payments  for  interest   expense  totaled $1,672,606.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                        Type o  Rating oo     Value
     --------                                 -----                                            ----    -----         -----
   $ 1,000,000##  Amherst NY Industrial Development Agency Lease Rev, SurfaceRink Complex,
                     LOC Keyhawk, 5.65%, 10/01/22............................................  FCLT    A          $ 1,015,360
     1,000,000    Metropolitan Transit Authority NY Commuter Facilities Rev, Series C-1,
                     FGIC Insured 5.375%, 07/01/27...........................................  FCLT    AAA          1,011,120
       300,000    Metropolitan Transit Authority NY Transportation Facilities Rev SVC Contract
                     Series 8 5.375%, 07/01/21...............................................  FCLT    A-             300,000
    14,600,000x## New York Inverse Floating Rate Notes*......................................  INLT    A-          14,618,104
       500,000    New York NY Series B, 5.25%,0 8/01/15......................................  FCLT    A-             495,445
     5,290,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 04/01/08...................  FCSI    Aaa          5,402,042
     5,925,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 10/01/08...................  FCSI    Aaa          6,046,463
     2,200,000x## New York City, IDA, Imclone Systems Inc Project AMT 11.25%, 07/01/04.......  FCSI    NR           2,296,404
     2,000,000    New York City, IDA, Brooklyn Navy Yard Cogen Partners AMT 5.75%, 10/01/36 .  FCLT    Baa3         2,017,800
     6,700,000    New York City, MWFA, Water &Sewer Systems Rev Residual Int Tr Rcpts,
                     Series 29, FGIC Insured, 6.562%, 06/15/30...............................  LRIB    Aaa          6,497,258
     1,030,000    New York City, IDA, Civic Facilities Rev, Anti-Defamation League Foundation
                     Ser A, MBIA Insured,  5.375%, 06/01/27..................................  FCLT    Aaa          1,042,226
     3,500,000##  New York City, IDA, Special Facilities Rev, United Airlines Inc. Project,
                     AMT, 5.65%, 10/01/32....................................................  FCLT    Baa3         3,538,605
     4,970,000##  New York State, DAR, City University Systems Series C 5.00%, 07/01/17 .....  FCLT    Baa1         4,784,270
       850,000    New York State, DAR, City University Series F, FGIC TCRS Insured,
                     5.00%, 07/01/20.........................................................  FCLT    Aaa            827,611
     7,550,000##  New York State, DAR, Court Facilities Lease Series A  5.25%, 05/15/21 .....  FCLT    Baa1         7,419,838
     1,000,000    New York State, DAR, Nursing Home FHA, Rosalind &Joseph Gurwin
                     Jewish Geriatric, AMBAC Insured 5.70%, 02/01/37.........................  FCLT    Aaa          1,023,890
     1,650,000    New York State, DAR, St. Vincent DePaul Residence, LOC Allied Banks PLC,
                     5.30%, 07/01/18.........................................................  FCLT    Aa3          1,639,803
     4,500,000##  New York State, DAR, City University System Residual Int Tr Recpts 27,
                     MBIA Insured, Liquidity The Bank of New York, 8.22%, 07/01/24...........  LRIB    Aaa          4,949,055
    13,460,000##  New York State, DAR, City University System Residual Int Tr Recpts 28,
                     AMBAC Insured, Liquidity The Bank of New York, 7.63%, 07/01/25..........  LRIB    Aaa         14,170,553
     2,510,000    New York State, DAR, Vassar Brothers Hospital, FSA Insured 5.375%, 07/01/25  FCLT    Aaa          2,525,462
     5,000,000    New York State, DAR, Mental Health Services Facilities Improvement
                     Series D, FSA Insured, 5.125%, 08/15/27.................................  FCLT    AAA          4,909,950
     7,500,000##  New York State, DAR, FHA, St Barnabas Hospital AMBAC Insured
                     5.45%, 08/01/35.........................................................  FCLT    Aaa          7,565,700
       750,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.45%, 08/01/27.........................................................  FCLT    Aaa            755,730
     1,000,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.50%, 08/01/37.........................................................  FCLT    Aaa          1,009,340
    42,000,000    New York State, DAR, FHA, Presbyterian Hospital Series A AMBAC Insured
                     0.00%, 08/15/36.........................................................  FCLT    Aaa          5,404,560
     2,000,000    New York State, DAR, FHA, Highland Hospital Rochester Series A,
                     MBIA Insured, 5.45%, 08/01/37...........................................  FCLT    Aaa          2,008,680
     1,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/11....................................  FCLT    Aaa          1,009,710
     2,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/12....................................  FCLT    Aaa          2,016,160


NEW YORK MUNI FUND

December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                            Type o  Rating oo     Value
     --------                                 -----                                                ----    -----         -----
   $ 4,040,000    New York State, HFA, Service Contract Obligation Rev Series C, 5.50%, 03/15/25.  FCLT    Baa1       $  4,064,644
     5,000,000##  New York State, MCFFA, HFA, Rev, Presbyterian Hospital
                     MBIA-IBC Insured 5.375%, 02/15/25...........................................  FCLT    Aaa           5,045,500
     9,805,000x# ##  Niagara County NY, IDA Falls Street Faire Project AMT, 10.00% 09/01/06
                     (see Note 4 to Financial Statements)........................................  FCSI    NR            3,509,700
     5,870,000x#  ## Niagara Falls NY, URA, Old Falls Street Improvement Project, 11.00% 05/01/09
                     (see Note 4 to Financial Statements).............................. .........  FCSI    NR            2,101,167
     1,760,000    Syracuse NY, IDA, Civic Facilities Rev, Crouse Health Hospital Project,
                     Series A 5.375%, 01/01/23...................................................  FCLT    BBB           1,715,124
                                                                                                                      ------------
                             Total Investments (Cost $127,411,133 @).............................                     $122,737,274
                                                                                                                      ============

  * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or value of an index. Rates shown are at December 31, 1997.
 ** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
  @ Cost for Federal income tax purposes is $127,989,424.
  # The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using  methods  the Director's  believe  reflect  fair  value.  See  Note  4  to  the  financial statements.
 ## $82,462,761  market value of securities are  segregated  in whole or in part as collateral securing a line of credit.
  x The Fund owns 100% of the security and therefore there is no  trading  in  the  security.   See  Note  4  to  the  financial
    statements.

Legend
       oType   FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term
   ooRatings   If a security has a split rating the highest applicable rating is used,  including  published ratings on identical credits for individual securities not individually rated.
               NR--Not Rated
    ooolssue   AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HDA         Housing Development Agency
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MTA         Metropolitan Transit Authority
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------------------------------------------------------------------

1.Significant Accounting Policies

     New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

          Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

          Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

          Federal  Income  Taxes--It  is the  Fund's  policy to comply  with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

          Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of
     Directors. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

          General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized loss as incurred.

          Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

2.Investment Advisory Fees and Other Transactions with Affiliates

     Management Agreement
     Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager has voluntarily agreed to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1997 due to the expense limitation. See Note 8.

     SEC Administrative Action Against Manager
     On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Directors. A hearing has been scheduled with an admninistrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

     Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see Note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of the Fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the Fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. $219,300 of the proceeds from the reimbursement have been included in the realized gain on investments and $40,700 have been included as an expense reimbursement in the accompanying financial statements. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

     Distribution Plan and Service Agreement
     Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

     Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $307,200 for the year ended December 31, 1997.

     NASD Sanctions and Fines
     On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 amounted to $260,717.

3.Directors' Fees

     All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Directors also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4.Complex Securities, Concentrations of Credit Risk, and Investment Transactions

     Inverse Floating Rate Notes (IFRN):
     The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

     Concentration of Credit Risk and Transactions in Defaulted Bonds:
     The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

     The Fund, through its investment banker and manager, negotiated the sale of the Falls Street Station project. The net proceeds received on the sale of approximately $2,800,000 were accounted for as a pro rata recovery of principal of each of the bonds. The remaining principal value of the Fall Street Station IDA Bond of approximately $3,887,000 was charged to realized loss on investments.

     The remaining two securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $5,610,867 (35.8% to their aggregate face value of $15,675,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1997. Legal, investment banking, and other restructuring costs charged to realized loss totaled approximately $153,000 for the year ended December 31, 1997 ($1,640,000 cumulatively from October 6, 1992 to December 31, 1997). The Fund through its investment banker, engaged a property manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Project. Net operating expenses related to the Projects for the year ended December 31, 1997 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1997 totaled approximately $684,629

     Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $33,973,880 (25% of net assets) at December 31, 1997.

     Other Investment Transactions:
     During the year ended December 31, 1997,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $554,177,076   and
$647,162,806, respectively.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     As of December 31, 1997 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $5,252,150 composed of unrealized appreciation of $4,320,774 and unrealized depreciation of $9,572,924.

     The Fund has capital loss carryforwards available to offset future capital gains as follows:
                                   Amount               Expiration
                                   ------               ----------
                                 $18,503,000         December 31, 2002
                                   3,430,000         December 31, 2004
                                   2,214,000         December 31, 2005
                                 -----------
                                 $24,147,000
                                 ===========

5.Capital Stock

    As of December 31, 1997 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:


                                                     Year Ended                              Year Ended
                                                  December 31, 1997                       December 31, 1996
                                             --------------------------              --------------------------
                                             Shares             Amount               Shares             Amount
                                          ------------       ------------         ------------       ------------
Shares sold.........................     2,692,167,470      $2,280,916,160       3,704,110,578      $3,314,430,819
Shares issued on reinvestment
of dividends........................         3,788,810           3,223,013           5,501,544           4,939,206
Shares redeemed ....................    (2,765,077,644)     (2,348,926,704)     (3,714,943,217)     (3,342,618,858)
                                        --------------      --------------      --------------      --------------
Net (decrease) .....................       (69,121,364)     $  (64,787,531)         (5,331,095)     $  (23,248,833)
                                        ==============      ==============      ==============      ==============

6.Line of Credit

     The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $38,177,582 was outstanding at December 31, 1997.

    The maximum month end and the average borrowings outstanding during the year ended December 31, 1997 were $82,500,000 and $20,630,505, respectively.

7. Agreement and Plan of Reorganization

     On July 15, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

     The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

     A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

     At its March 25, 1998 Board of Directors' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $50,230. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    FSC waived fees in the amount of $51,200 in 1998. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Independent Directors have instructed the Manager to escrow the full amount incurred by the Fund of approximately $50,230.

9. Selected Financial Information


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .......................     $0.87       $0.98      $0.88      $1.18       $1.21
                                                               -----       -----      -----      -----       -----
Income from investment operations:
Net investment income ....................................      .021        .035        .035       .056        .065
Net realized and unrealized gains (losses)
on investments ...........................................      (.009)      (.110)      .101      (.290)       .082
                                                                ----       -----      -----      -----       -----
Total from investment operations .........................      .012        (.075)      .136      (.234)       .147
                                                               -----       -----      -----      -----       -----
Less Distributions:
Dividends from net investment income .....................      (.019)      (.035)     (.035)     (.056)      (.065)
Return of capital distributions...........................      (.003)        --         --          --         --
Dividends from net realized gains ........................        --          --       (.001)     (.010)      (.112)
                                                               -----       -----      -----      -----       -----
Total distributions ......................................      (.022)      (.035)     (.036)     (.066)      (.177)
                                                               -----       -----      -----      -----       -----
Net Asset Value, End of Year .............................     $0.86       $0.87      $0.98      $0.88       $1.18
                                                               =====       =====      =====      =====       =====
Total Return .............................................      1.46%      (7.73%)    15.67%    (20.47%)     12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ............................  $134,595    $196,746    $226,692   $212,665   $275,552
Ratios to Average Net Assets:
Interest expense .........................................      1.10%       2.11%       2.09%      1.59%        .61%
Operating expenses .......................................      2.64%       1.66%       1.55%      1.62%       1.44%
                                                                -----       -----      -----       -----       -----
Total expenses ...........................................      3.74%+      3.77%       3.64%      3.21%       2.05%
                                                                =====       =====      =====       =====       =====
Net investment income ....................................      2.23%+      3.89%       3.81%      5.34%       5.20%
Portfolio turnover rate ..................................    399.38%     347.44%     347.50%    289.69%     404.05%


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
BANK LOANS
Amount outstanding at end of year (000 omitted) ..........    $38,178      $1,200     $64,575    $20,000     $20,873
Average amount of bank loans outstanding during the year
(000 omitted) ............................................    $20,631     $49,448     $49,603    $54,479     $24,100
Average number of shares outstanding during the year
(000 omitted) ............................................    153,535     178,456     191,692    206,323     184,664
Average amount of debt per share during the year .........    $  .134    $   .277    $   .259     $ .264      $ .131


+These  ratios  are  after  expense  reimbursement  of .03% for the  year  ended December 31, 1997.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
New York Muni Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund as of December 31, 1997 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.


S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

                            THE CALIFORNIA MUNI FUND

                                                                   March 2, 1998

Dear Fellow Shareholder:

    California's economy benefited greatly from the general economy's solid performance, and particularly from strong growth in the high technology sector. The credit quality problems that plagued California finances just a few years ago have largely disappeared as we thought likely at the time. And while recent turmoil in Asia may slow California's growth rate near term, the diversity of the state's economy will ease any near term strain.

    As a result of regulatory investigations, the Fund's professional fees were substantially greater than in the past. This factor affected the Fund's performance during 1997. However, California Muni Fund recorded an 11.33% total return in 1997, recording solid performance through the entire year. The Fund began 1997 with a relatively high proportion of AAA rated zero coupon bonds, as these appeared very cheap relative to the zero coupon bonds issued by other states. This spread narrowed as the year progressed, and we have been reducing our holdings of zero coupon bonds in favor of coupon bonds.


Sincerely,


Dr. Vincent J. Malanga
President

24

22

20

18

16

14

12

10

$22,786
Lehman
Brothers
Municipal
Bond Index*

$18,233
Fundamental
California
Muni
Fund


$13,926
Consumer
Price Index

--------------------------------------------------------------------------------
                            The California Muni Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                              1 Year 5 Year 10 Year
--------------------------------------------------------------------------------
                               11.33% 4.82% 6.19%
--------------------------------------------------------------------------------

                                                             Thousands ($)



12/31/87 12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93 12/31/94

12/31/95  12/31/96  12/31/97

Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in The California Muni Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

                            The California Muni Fund
                              Portfolio Composition
                                December 31, 1997
                                  (unaudited)


BY TYPE

(3.4%) FCSI

(31.0%) FCLT

(59.8%) LRIB

(5.8%) INLT


BY RATING+

(58.6%) AAA

(23.9%) NR

(1.9%) BB

(9.1%) BBB

(3.3%) A

(3.2%) AA


FIXED COUPON BONDS
      FCLT - Long (maturity greater than 15 years) (includes long zero coupons) FCSI - Short or Intermediate (maturity less than 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB (Residual Interest Bond) type inverse floater's. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
      LRIB - Long Term (maturity greater than 15 years)

IN (Index) based inverse floater's are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
      INLT - Long Term (maturity greater than 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

THE CALIFORNIA MUNI FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities
    at value (cost $8,917,684) .................  $ 9,183,831
  Interest receivable ..........................      252,201
  Receivable for fund shares sold ..............    4,962,106
                                                  -----------
              Total assets .....................   14,398,138
                                                  -----------
LIABILITIES
  Loans (Note 6) ...............................      503,018
  Dividend Payable .............................       10,223
  Accrued expenses .............................       52,893
                                                  -----------
              Total liabilities ................      566,134
                                                  -----------
NET ASSETS consisting of:
  Accumulated net realized gain ...  $   220,789
  Unrealized appreciation of
    securities ....................      266,147
  Paid-in-capital applicable to
    1,672,917 shares of beneficial
    interest (Note 4) .............   13,345,068
                                      ----------  -----------
                                                  $13,832,004
                                                  ===========

NET ASSET VALUE PER SHARE                               $8.27
                                                        =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ..................              $1,009,193
EXPENSES (Notes 2 and 3)
  Management fee ................... $63,726
  Custodian and accounting fees ....  60,460
  Transfer agent fees ..............  38,033
  Professional fees ................ 144,918
  Printing and postage .............  16,886
  Interest .........................  53,011
  Distribution expenses ............  44,731
  Trustees' fees ...................  10,471
                                     -------
               Total expenses ...... 432,236
               Less: Expenses reim-
                 bursed by manager .  (3,296)
               Net expenses ........ -------         428,940
                                                  ----------
               Net investment income                 580,253
                                                  ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments .                 493,308
  Unrealized appreciation of
    investments for the year .......                 374,518
                                                  ----------
             Net gain on investments                 867,826
                                                  ----------
NET INCREASE IN NET ASSETS FROM
OPERATIONS .........................              $1,448,079
                                                  ==========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                        December 31,      December 31,
                                                                            1997              1996
                                                                        ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................................ $   580,253      $   694,929
  Net realized gain on investments .....................................     493,308          100,733
  Unrealized appreciation (depreciation) of investments for the year ...     374,518         (876,013)
                                                                         -----------      -----------
      Net increase (decrease) in net assets from operations ............   1,448,079          (80,351)
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ................................................    (580,253)        (694,929)
CAPITAL SHARE TRANSACTIONS (Note 4) ....................................  (3,287,401)       4,404,527
                                                                         -----------      -----------
          Total increase (decrease) ....................................  (2,419,575)       3,629,247
NET ASSETS:
  Beginning of year ....................................................  16,251,579       12,622,332
                                                                         -----------      -----------
  End of year .......................................................... $13,832,004      $16,251,579
                                                                         ===========      ===========


                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
--------------------------------------------------------------------------------

  Increase (Decrease) in Cash
  Cash Flows From Operating Activities
    Net increase to net assets from operations ................... $  1,448,079
    Adjustments to reconcile net increase in net assets from
      operations to net cash provided by operating activities:
      Purchase of investment securities .......................... (128,371,610)
      Proceeds on sale of securities .............................  136,362,253
      Increase in interest receivable ............................       (5,768)
      Decrease in accrued expenses ...............................      (81,857)
      Net accretion of discount on securities ....................     (135,229)
      Net realized gain:
        Investments ..............................................     (493,308)
    Unrealized appreciation on securities ........................     (374,518)
                                                                   ------------
           Net cash provided by operating activities .............    8,348,042
                                                                   ------------
  Cash Flows From Financing Activities:*
      Increase in notes payable ..................................      503,018
      Proceeds on shares sold ....................................  251,745,912
      Payment on shares repurchased .............................. (260,415,184)
      Cash dividends paid ........................................     (195,278)
                                                                   ------------
           Net cash used in financing activities .................   (8,361,532)
                                                                   ------------
           Net decrease in cash ..................................      (13,490)
  Cash at beginning of year ......................................       13,490
                                                                   ------------
  Cash at end of year ............................................ $          0
                                                                   ============
-----------
  *Non-cash financing activities not included herein consist of reinvestment of dividends of $419,765.
   Cash payments for interest expense totaled $57,087.

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
$  100,000(DD)    Arvin, Development Corporation, COP, RB, 8.75%, 9/01/18 .............  FCLT     NR       $   24,505

   200,000        Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.32%, 6/01/15 .........  LRIB     AAA         209,428

   100,000        CSAC Finance Corp, COP, Sutter County Health Facilities Project,
                    7.80%, 1/01/21 ....................................................  FCLT     Baa1        102,158

    70,000        California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                    5.70%, 8/01/10 ....................................................  FCSI     Aaa          74,163
   300,000+       California Statewide Communities Development Authority, Cedars
                    Sinai Medical Project, COP, RB, IFRN*, 6.97%, 11/01/15 ............  LRIB     A1          290,166

   300,000        East Bay, Wastewater System Project, RB, Refunding, AMBAC
                    Insured, IFRN*, 6.87%, 6/01/20 ....................................  LRIB     AAA         312,108

   220,000        Hawthorne, CRA, TAR, 6.75%, 9/01/24 .................................  FCLT     Baa         240,933

   170,000        Lake Elsinore, USD, Refunding, COP, 6.90%, 2/01/20 ..................  FCLT     BBB         187,299

    10,000        Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 ......................  FCLT     A            10,200

 1,505,192        Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/01/29 ..........  FCLT     NR        1,112,291

    35,000        Modesto, Valley Oak Project, RB, 10.60%, 5/01/09 ....................  FCSI     NR           35,792

   250,000        Northern California Power Agency, Multiple Capital Facilities, RB,
                    MBIA Insured, IFRN*, 8.76%, 8/01/25 ...............................  LRIB     AAA         293,040

   250,000        Northern California Transmission Agency, CA-ORE Transmission
                    Project, RB, MBIA Insured, IFRN*, 6.81%, 4/29/24 ..................  LRIB     AAA         254,042

   500,000        Orange County Airport, RB, Refunding, MBIA Insured, 5.625%,
                    7/01/12 ...........................................................  FCLT     Aaa         526,415

   250,000+       Orange County, LTA, RB, IFRN*, 8.01%, 2/14/11 .......................  LRIB     AA          297,597

   250,000        Orange County, LTA, RB, IFRN*, 7.81%, 2/14/11 .......................  LRIB     AAA         289,027

   185,000        Panoche, Water District, COP, 7.50%, 12/01/08 .......................  FCSI     BBB         199,776

   250,000        Rancho, Water District Financing Authority, RB, Prerefunded @
                    104, AMBAC Insured, IFRN*, 8.82%, 8/17/21 .........................  LRIB     AAA         301,443

   250,000        Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                    7.20%, 6/01/19 ....................................................  LRIB     AAA         264,078

   175,000        Riverside, HFA, Riverside Apartment Project, RB, 7.87%, 11/01/19 ....  FCLT     BB-         178,896

   500,000        San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.38%,
                    7/01/16 ...........................................................  INLT     AAA         531,045

   900,000        San Bernardino,  COP, Series PA38, MBIA Insured, IFRN*,
                    11.92%, 7/01/16, Rule 144A Security (restricted as to resale
                    except to qualified institutions) .................................  LRIB     NR        1,021,995

   200,000        San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.09%,
                    4/22/09 ...........................................................  LRIB     AAA         240,624

 1,440,000x       San Jose, CRA, Series PA-38, TAB, MBIA Insured, IFRN*, 5.83%,
                    8/01/16, Rule 144A Security (restricted as to resale except to
                    qualified institutions) ...........................................  LRIB     AAA       1,471,306

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
 $ 250,000        Southern California Public Power Authority, FGIC Isured, IFRN*,
                    6.62%, 7/01/17 ....................................................  LRIB     AAA      $  248,070

    55,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/01/28 .......  FCLT     AAA          59,388

    30,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.30%,
                    12/01/28 ..........................................................  FCLT     AAA          32,358

   250,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E, 6.40%,
                    12/01/28 ..........................................................  FCLT     AAA         271,518

   100,000        Upland, HFA, RB, 7.85%, 7/01/20 .....................................  FCLT     BBB         104,170
                                                                                                          -----------
                          Total Investments (Cost $8,917,684#) ........................                   $ 9,183,831
                                                                                                          ===========

    *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

    #Cost is the same for Federal income tax purposes.

    xThe Fund owns 100% of the security and therefore there is no trading in the security.

 (DD)Denotes non-income producing security: Security is in default. +Segregated, in whole or part, a collateral securing a line of credit.

                                     Legend
(LEFT COLUMN)

oType      FCLT     -Fixed Coupon Long Term
           FCSI     -Fixed Coupon Short or Intermediate Term
           LRIB     -Residual Interest Bond Long Term
           INLT     -Indexed Inverse Floating Rate Bond Long Term

ooRatings           If a security has a split rating the highest applicable
                    rating is used, including published ratings on identicial
                    credits for individual securities not individually rated.
                    Ratings are unaudited.
           NR       -Not Rated

oooIssue   AMBAC    American Municipal Bond Assurance Corporation
           AMT      Alternative Minimum Tax
           CAB      Capital Appreciation Bond
           CGIC     Capital Guaranty Insurance Company

(RIGHT COLUMN)

         COP      Certificate of Participation
         CRA      California Redevelopment Agency
         FGIC     Financial Guaranty Insurance Corporation
         FNMA     Federal National Mortgage Association
         FSA      Financial Security Assurance, Inc.
         GNMA     Government National Mortgage Association
         HFA      Housing Finance Authority
         LTA      Local Transportation Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         MFH      Multi Family Housing
         PFA      Public Financing Authority
         RB       Revenue Bond
         TAB      Tax Allocation Bond
         TAR      Tax Allocation Refunding
         USD      Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The Fund employs leverage in attempting to achieve its objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

(RIGHT COLUMN)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Action Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been sched-

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

uled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The affiliated fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the
Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Distribution Plan and Service Agreement
    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.


(RIGHT COLUMN)

    Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations of which approximately $39,200 was paid to FSC.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which terminated on September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 aggregated $28,066.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,345,068. Transactions in shares were as follows:

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)


                         Year Ended                        Year Ended
                     December 31, 1997                 December 31, 1996
                     -----------------                 -----------------
                  Shares           Amount           Shares           Amount
                  ------           ------           ------           ------
Shares sold     32,632,214      $256,708,018      29,177,580      $234,552,576

Shares issued
  on
  reinvest-
  ment of
  dividends         51,101           419,765          58,802           472,727

Shares
  redeemed     (33,097,092)     (260,415,184)    (28,566,533)     (230,620,776)
               -----------      ------------     -----------      ------------

Net increase
  (decrease)      (413,777)       (3,287,401)        669,849      $  4,404,527
                  ========        ==========         =======      ============


5. Complex Securities and Investment
   Transactions

Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

Investment Transactions:
    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $9,050,450 and $13,516,911, respectively.

    As of December 31, 1997 the net unrealized appreciation of portfolio securities amounted to $266,147 composed of unrealized appreciation of $744,806 and unrealized depreciation of $478,659.


(RIGHT COLUMN)

6. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the year ended December 1997, were $2,000,000 and $664,000, respectively.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $4,000. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $4,000 as of April 30, 1998.


9. Selected Financial Information

                                                                            Years Ended December 31,
                                                                -----------------------------------------------
                                                                1997        1996       1995      1994      1993
                                                                ----        ----       ----      ----      ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .........................   $ 7.79      $ 8.91     $ 7.10    $ 9.49    $ 8.81
                                                               -------     -------    -------   -------   -------
Income from investment operations:
Net investment income ......................................      .376        .409       .419      .553      .563

Net realized and unrealized gains (losses)
  on investments ...........................................      .480      (1.120)     1.810    (2.390)     .876
                                                               -------     -------    -------   -------   -------
       Total from investment operations ....................      .856       (.711)     2.229    (1.837)    1.439
                                                               -------     -------    -------   -------   -------
Less Distributions:
Dividends from net investment income .......................     (.376)      (.409)     (.419)    (.553)    (.563)

Dividends from net realized gains ..........................       -           -          -         -       (.196)
                                                               -------     -------    -------   -------   -------
Total distributions ........................................     (.376)      (.409)     (.419)    (.553)    (.759)
                                                               -------     -------    -------   -------   -------
Net Asset Value, End of Year ...............................   $ 8.27      $ 7.79     $ 8.91    $ 7.10    $ 9.49
                                                               =======     =======    =======   =======   =======
Total Return ...............................................    11.33%      (8.01%)    32.02%   (19.89%)   16.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ..............................    13,832      16,252     12,622    10,558    16,280

Ratios to Average Net Assets:
  Interest expense .........................................       .42        .45%        .39%     .98%      .39%
  Operating expenses .......................................      2.95*      2.81%       2.81%    2.50%     1.77%*
                                                               -------     -------    -------   -------   -------
       Total expenses ......................................      3.37*      3.26%       3.20%    3.48%     2.16%*
                                                               =======     =======    =======   =======   =======
       Net investment income ...............................     4.55%*      4.88%       5.02%    6.80%     6.04%*
Portfolio turnover rate ....................................    70.86%      89.83%      53.27%   15.88%    51.26%

BANK LOANS
Amount outstanding at end of year (000 omitted) ............     $ 503       $   0       $   0   $1,292    $3,714

Average amount of bank loans outstanding during the year
  (000 omitted) ............................................     $ 664       $ 823       $ 642   $1,620     $ 958

Average number of shares outstanding during the year
  (000 omitted) ............................................     1,609       1,768       1,635    1,711     1,517

Average amount of debt per share during the year ...........    $  .41      $  .47      $  .39    $ .95     $ .63

*These ratios are after expense  reimbursement  of .03%, and .50% for the years ended December 31, 1997 and 1993.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1997, the results of its operations, cash flows, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Cash ............................................   $ 1,776,944

  Investment in securities at value
    (cost $75,869,410) ............................    75,869,410

  Receivables:
    Fund shares sold ..............................       135,853

    Interest ......................................       270,975
                                                      -----------
            Total assets ..........................    78,053,182
                                                      -----------
LIABILITIES
  Payables:
    Investment securities purchased ...............     1,103,151
    Fund shares redeemed ..........................    63,627,947
    Dividends .....................................         9,321
    Due to advisor ................................        10,866

  Accrued expenses ................................        38,729
                                                      -----------
            Total liabilities .....................    64,790,014
                                                      -----------
NET ASSETS equivalent to $1.00 per share on
 13,270,069 shares of beneficial interest
 outstanding (Note 4) .............................   $13,263,168
                                                      ===========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...................                  $1,729,572

EXPENSES (Notes 2 and 3)
  Investment advisory fees ..........$245,844
  Custodian and accounting fees .....  41,002
  Transfer agent fees ...............  84,687
  Trustees' fees ....................  10,041
  Professional fees .................  88,996
  Distribution fees ................. 245,844
  Postage and printing ..............  22,506
  Other .............................  12,291
                                     --------
            Total expenses .......... 751,211

Less:
  Expenses paid indirectly (Note 6) . (41,002)
  Expenses reimbursed by Manager ....  (5,982)
                                     --------
            Net expenses ............                     704,227
                                                       ----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                           $1,025,345
                                                       ----------


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................... $ 1,025,345      $ 1,161,235
                                                   -----------      -----------
       Net increase in net assets from operations.   1,025,345        1,161,235

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..............................  (1,025,345)      (1,161,235)
CAPITAL SHARE TRANSACTIONS (Note 4) ..............   8,642,404       (6,629,783)
                                                   -----------      -----------
       Total (decrease) increase .................   8,642,404       (6,629,783)

NET ASSETS
  Beginning of year ..............................   4,620,764       11,250,547
                                                   -----------      -----------
  End of year .................................... $13,263,168      $ 4,620,764
                                                   ===========      ===========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----
$2,700,000        Ascension Parish, LA, PCR, BASF Wyandote Corp, LOC Bank of Tokyo,
                    VRDN*, 5.10%, 12/01/15 .....................................................  $2,700,000

 1,500,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 5th Series, 5.00%, 7/01/24 ..................................   1,500,000

 4,000,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 4th Series, 5.00%, 9/01/25 ..................................   4,000,000

 2,800,000        Columbia AL, IDB, PCR Alabama Power Co. Project, VRDN*, Series D, 5.00%,
                    10/01/22 ...................................................................   2,800,000

    75,000        Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Marine
                    Midland Bank, 3.85%, 12/01/09 ..............................................      75,000

   200,000        Delaware County, PA, SWDF, Scott Paper Project, Kimberly-Clark Corp
                   Guaranty, VRDN*, 3.65%, 12/01/18 ............................................     200,000

   200,000        Fulton County, GA, PCR, General Motors Project, VRDN*, 3.90%, 4/01/10 ........     200,000

   200,000        Garfield County, OK, PCR, Oklahoma Gas & Electric Co. Project A, VRDN*,
                    3.75%, 1/01/25 .............................................................     200,000

   125,000        Genesee County, NY, IDR, Orcon Industries, AMT, LOC Fleet Bank, VRDN*,
                    4.50%,12/01/98 .............................................................     125,000

   300,000        Illinois Educational Facility Authority, RB, Art Institute of Chicago, Northern
                    Trust Liquidity, VRDN*, 3.85%, 3/01/27 .....................................     300,000

   300,000        Illinois HFAR, Franciscan Sisters Project, LOC Toronto Dominion Bank,
                    VRDN*, 3.65%, 9/01/15 ......................................................     300,000

 2,000,000        Illinois HFAR, Healthcorp Affiliates Project, LOC Raborbank Nederland,
                    VRDN*, 4.05%, 11/01/20 .....................................................   2,000,000

 2,855,000        Jackson County, Miss., PCR, Chevron Corp. Project, VRDN*, 5.00%,
                    12/01/16 ...................................................................   2,855,000

 3,700,000        Los Angeles, CA, Regional Airports Improvement Corp, LOC Societe
                    Generale, VRDN*, 5.00%, 12/01/25 ...........................................   3,700,000

   200,000        McIntosh, AL, PCR, Ciba Geigy Project, LOC Swiss Bank Corp. VRDN*,
                    3.65%, 12/01/03 ............................................................     200,000

 5,000,000        Midland County, MI, Economic Development Corp, Dow Chemical Project B,
                    AMT, VRDN*, 5.00%, 12/01/15 ................................................   5,000,000

   300,000        Missouri, PCR, Monsanto Project, VRDN*, 3.70%, 2/01/09 .......................     300,000

   200,000        Missouri, Third Street Building Project, SPA First Chicago, VRDN*, 3.90%,
                    8/01/99 ....................................................................     200,000

   300,000        Montgomery, AL, Baptist Medical Center, Special Care Facilities Financing
                    Authority, Series H, AMBAC Insured, VRDN*, 3.70%, 12/01/30 .................     300,000

   200,000        Nebraska Higher Education Loan Program, SPA, SLMA, MBIA Insured,
                    VRDN*, 3.65%, 12/01/15 .....................................................     200,000

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----

$ 5,100,000       New York City, NY, GO, LOC Chase Manhattan Bank, VRDN*, 5.00%, 8/01/23 ......   $5,100,000

  2,500,000       New York City, NY, GO, Landesbank Hessen Liquidity, VRDN*, 3.60%, 2/15/20 ...    2,500,000

  4,000,000       New York City, NY, Municipal Water Finance Authority, Water & Sewer System
                    RB, TR Receipts Series 29, The Bank of New York Liquidity, VRDN*,
                    3.90%, 6/15/30 ............................................................    4,000,000

     40,000       New York City, NY, New PHA, 3.38%, 01/01/98 .................................       39,740

 10,700,000x      New York State, DAR, TRS 27, 3.95%, 7/01/24, City University, Floating Rate
                    Trust Receipts 27, MBIA Insured, Liquidity The Bank of New York ...........   10,700,000

  3,000,000       New York State Energy Research & Development Authority, PCR, New York,
                    State Electric & Gas Co., Series D, LOC Union Bank of Switzerland,
                    VRDN*, 5.00%, 10/01/29 ....................................................    3,000,000

  2,100,000       New York State, Job Development Authority, St. Gtd., Special Purpose Series
                    A-1 thru A-25, LOC Sumitomo Bank, VRDN*, 5.25%, 3/01/07 ...................    2,100,000

  5,200,000       Newport Beach CA, RB, Hoag Memorial Hospital Series B, SPA Bank of
                    America, 5.00%, 10/01/06 ..................................................    5,200,000

     50,000       North Little Rock, AR, New PHA, FGIC Insured, 3.25%, 6/01/98 ................       49,670

  1,100,000       Orange County, CA, Water District Project B, COP, LOC National
                    Westminister VRDN*, 4.85%, 8/15/15 ........................................    1,100,000

  4,000,000       Princeton, IN, PCR, PSI Energy, Inc., Proj., LOC Morgan Guaranty, VRDN*,
                    5.10%, 4/01/22 ............................................................    4,000,000

    125,000       Scioto County, OH, HFR, VHA, Central Capital Project, AMBAC Insured,
                    VRDN*, 3.70%, 12/01/25 ....................................................      125,000

  4,500,000       Sweetwater County, WY, PCR, Idaho Power Co. Project Series C, VRDN*,
                    5.10%, 7/15/26 ............................................................    4,500,000

  1,600,000       Uinta County, WY, PCR, Chevron Corp Project, VRDN*, 5.00%, 8/15/20 ..........    1,600,000

  4,500,000       Valdez, AK, Marine Term Revenue, Exxon Pipeline Co. Project A, VRDN*,
                    5.00%, 12/01/33 ...........................................................    4,500,000

    200,000       Wake County, NC, PCR, Carolina Power & Light Project, LOC Sumitomo
                    Bank, VRDN*, 4.15%, 10/01/15 ..............................................      200,000
                                                                                                 -----------
                  Total Investments (Cost $75,869,410) ........................................  $75,869,410
                                                                                                 ===========

 *Variable Rate Demand Notes (VRDN) are instruments  whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.

**Cost is the same for Federal income tax purposes.

 xThe Fund owns 100% of the security and therefore there is no trading in the security.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Legend

Issue    AMBAC    American Municipal Bond Assurance Corporation

         DAR      Dormitory Authority Revenue

         AMT      Alternative Minimum Tax

         GO       General Obligation

         ETM      Escrowed to Maturity

         HFAR     Health Facilities Authority Revenue

         HFR      Hospital Facilities Revenue

         IDB      Industrial Development Board

         IDR      Industrial Development Revenue

         LOC      Letter of Credit

         MBIA     Municipal Bond Insurance Assurance Corporation

         PCR      Pollution Control Revenue

         PHA      Public Housing Authority

         RB       Revenue Bond

         SLMA     Student Loan Marketing Association

         SPA      Stand By Bond Purchase Agreement

         SWDF     Solid Waste Disposal Facility

         TRANS    Tax Revenue Anticipation Notes

         TRS      Trust Receipt Series








                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. Each series is considered a separate entity for financial reporting and tax purposes. The Tax-Free Money Market Series (the Series) investment objective is to provide as high a level of current income exempt from federal income tax as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

    Valuation of Securities:

      Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

    Federal Income Taxes:

      It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions:

      The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General:

      Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the Tax-Free Money Market Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.5% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Proceeding Against the Manager

    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC), the Fund's Distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated series, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. The amounts paid under the plan compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc., (FSSI) an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI for the year ended December 31, 1997 amounted to $17,745.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,270,069. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                  Year ended        Year ended
                                                 December 31,      December 31,
                                                     1997              1996
                                               --------------    --------------
     Shares sold ..............................$2,566,332,934    $3,547,580,681

     Shares issued on reinvestment of dividends     1,048,578         1,042,865

     Shares redeemed ..........................(2,558,739,108)   (3,555,253,329)
                                               --------------        ----------
     Net (decrease) increase ..................$    8,642,404        (6,629,783)
                                               ==============        ==========


5. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities for $500,000. Borrowings under this agreement bear interest linked to the bank's prime rate. The Series had no borrowing under the line of credit agreement as of or during the year ended December 31, 1997.

6. Expenses Paid Indirectly

    The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $41,000 for the year ended December 31, 1997.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamentals' Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

9. Selected Financial Information


                                                                                   Years Ended December 31,
                                                              --------------------------------------------------------------
                                                              1997              1996      1995           1994           1993
                                                              ----              ----      ----           ----           ----
PER SHARE DATA AND RATIOS
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ........................  $1.00              $1.00     $1.00         $1.00          $1.00

Income from investment operations:
Net investment income .....................................   0.022              0.023     0.026         0.017          0.014

Less Distributions:
Dividends from net investment income ......................  (0.022)            (0.023)   (0.026)       (0.017)        (0.014)

Net Asset Value, End of Period ............................  $1.00              $1.00     $1.00         $1.00          $1.00

Total Return ..............................................   2.19%              2.28%     2.60%         1.69%          1.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) .....................  13,263              4,621    11,251         9,004          5,830

Ratios to Average Net Assets
    Expenses ..............................................   1.52%(D)(D) (D)    1.54%     1.53%(D)(D)   0.91%(D)        .95%(D)
    Net investment income .................................   2.10%              2.04%     2.43%         1.55%          1.25%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................................  $  -               $  218    $  -          $  451         $ 290

Average amount of bank loans outstanding during the period
  (000 omitted) ...........................................  $  -               $  -      $   41        $   53         $ 111

Average number of shares outstanding during the period
  (000 omitted) ...........................................  48,801             56,876    44,432        56,267        25,786

Average amount of debt per share during the period ........  $  -               $  -      $ .001        $ .001        $ .004


   (D)These ratios are after expense reimbursement of  .02%, .44% and .67%, for each of the years ended  December 31, 1997, 1994 and
      1993, respectively.

(D)(D)These ratios would have been 1.44%, 1.40% and 1.35% net of expense offsets of .08%, .14% and .18% for the years ended December
      31, 1997, 1996 and 1995, respectively.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-lncome Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Note 2 for information regarding regulatory proceedings and transactions with affiliates.

                                                            S I G N A T U R E

New York, New York
March 2, 1998, except for Note 8 as to which the date is March 25, 1998.

                         FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES

                                                                   March 2, 1998

Dear Fellow Shareholder:

    Fundamental's High Yield Muni Fund boasted a 15.71% total return for 1997. This was the highest for all tax exempt bond funds in 1997, and its 14.81% return for the past three years was also the highest among all tax free funds.

    During periods of strong economic growth, credit spreads typically narrow, and this occurred in 1997. High yield funds can be expected to perform well in such periods, but what particularly boosted the Fundamental Fund's return was its concentration in escrowed zero coupon bonds.

    A number of bonds in the fund's portfolio were pre-refunded in 1997, which means that an issuer will use the proceeds from a new issue to purchase U.S. Government securities. These securities are then deposited into an escrow account in such an amount as to meet the coupon and interest payments on the old existing bond. The result is a big quality enhancement and a consequent boost in the price of the existing bond. If inflation remains low in 1998 as we expect, refundings will remain quite popular with issuers.



Sincerely,



Dr. Vincent J. Malanga
President

(CHART MATERIAL)

$22,786
Lehman
Brothers
Municipal
Bond Index

$16,726
Fundamental
Fixed Income
Fund High
Yield Series

$13,926
Consumer
Price Index

24

22

20

18

16

14

12

10

--------------------------------------------------------------------------------
                          Fundamental Fixed Income Fund
                        High Yield Municipal Bond Series
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                              1 Year 5 Year 10 Year
--------------------------------------------------------------------------------
                               15.71% 6.74% 5.28%
--------------------------------------------------------------------------------

                                  Thousands ($)

12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95

12/31/96 12/31/97


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to the Fund performance, including expense reimbursements, if applic able, is contained in the Fund's Prospectus and elsewhere in this report.

Lehman Index Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value (Note 5)
    (cost $2,739,553) ...................................  $2,832,290
  Interest receivable ...................................      40,346
  Receivable for fund shares sold .......................     463,520
                                                           ----------
               Total assets .............................   3,336,156
                                                           ----------
LIABILITIES
  Payable for investments purchased .....................     615,650
  Accrued expenses ......................................      11,735
  Bank overdraft payable ................................     452,313
  Dividend payable ......................................       1,233
  Payable for fund shares redeemed ......................         240
                                                           ----------
               Total liabilities ........................   1,081,171
                                                           ----------
NET ASSETS consisting of:
  Accumulated net realized
    loss ....................................  $ (158,714)
  Unrealized appreciation
    of securities ...........................      92,737
  Paid-in-capital applicable to
    299,472 shares of
    beneficial interest
    (Note 4) ................................   2,320,962
                                              -----------
                                                           $2,254,985
                                                           ==========
NET ASSET VALUE PER SHARE ...............................  $     7.53
                                                           ==========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ....................                 $140,428

EXPENSES (Notes 2 and 3)
  Investment advisory fees ........... $ 14,600
  Custodian and accounting fees ......   43,046
  Transfer agent fees ................    8,970
  Trustee fees .......................    2,413
  Distribution fees ..................    9,125
  Professional fees ..................   21,443
  Postage and printing ...............    8,077
  Other ..............................    3,583
                                       --------
         Total expenses ..............  111,257
  Less: Expenses waived or reimbursed
    by the manager and affiliates ....  (64,243)
                                       --------
         Net expenses ................                   47,014
                                                       --------
         Net investment income .......                   93,414

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments ...   17,891
Change in unrealized appreciation of
  investments for the year ...........  166,782
                                       --------
         Net gain on investments .....                  184,673
                                                       --------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS .........................                 $278,087
                                                       ========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------------------------------
                                                                                 1997             1996
INCREASE (DECREASE) IN NET ASSETS FROM:                                          ----             ----
OPERATIONS
  Net investment income ...................................................   $  93,414        $ 108,670
  Net realized gain on investments ........................................      17,891           22,294
  Unrealized (depreciation) appreciation of investments for the year ......     166,782          (22,733)
                                                                              ---------        ---------
         Net increase in net assets from operations .......................     278,087          108,231

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ...................................................     (93,414)        (108,670)

CAPITAL SHARE TRANSACTIONS (Note 4) .......................................     212,100          401,216
                                                                              ---------        ---------
         Total increase ...................................................     396,773          400,777

NET ASSETS:
  Beginning of year .......................................................   1,858,212        1,457,435
                                                                              ---------        ---------
  End of year .............................................................  $2,254,985       $1,858,212
                                                                             ==========       ==========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----

  $ 40,000        Allegheny County, PA, IDA, AFR, USAir Inc., 8.88%, 3/01/21 ................................$  40,782

    40,000        Brookhaven, NY, IDA, CFR, Dowling College, 6.75%, 3/01/23 .................................   42,730

   250,000        Colorado Health Facilities Authority, RHR, Liberty Heights Project, ETM, CAB, 7/15/24 .....   60,317

   100,000        Corona, CA, COP, Vista Hospital Systems Inc. 8.38%, 7/01/11 ...............................  109,361

   100,000        Escambia, FL, Housing Corporation, Royal Arms Project, Series B, 9.00%, 7/01/16 ...........  103,202

    70,000        Florence County, SC, IDA, RB, Stone Container Corp., 7.38%, 2/01/07 .......................   74,070

   500,000        Foothill / Eastern TCA, Toll Road Revenue, CAB, 1/01/26 ...................................  106,500

    25,000        Hildago County, TX, Health Services, Mission Hospital Inc Project, 6.88%, 8/15/26 .........   26,567

    50,000+       Illinois Development Financial Authority, Solid Waste Disposal, RB, Ford Heights Waste
                    Tire Project, 7.88%, 4/01/11 ............................................................   10,582

    45,000        Illinois Health Facilities Authority, Midwest Physician Group Ltd Project, RB, 8.13%,
                    11/15/19 ................................................................................   48,833

    35,000        Indianapolis, IN, RB, Robin Run Village Project, 7.63%, 10/01/22 ..........................   38,463

    50,000        Joplin, MO, IDA, Hospital Facilities Revenue, Tri State Osteopathic, 8.25%, 12/15/14 ......   53,674

    50,000        Los Angeles, CA, Regional Airport, Continental Airlines, AMT, 9.25%, 8/01/24 ..............   59,104

   630,000        Marengo County, AL, Port Authority Facilities, RB, CAB, Series A, 3/01/19 .................  141,252

    75,000        Maryland Economic Development Corporation, Nursing Facilities Mortgage RB,
                    Ravenwood Healthcare, Series A, 8.38%, 8/01/26 ..........................................   78,529

    85,000        Montgomery County, TX, Health Facilities Development Corp., The Woodlands Medical
                    Center, 8.85%, 8/15/14 ..................................................................   93,171

   100,000        New York City, NY, Municipal Water Finance Authority, Water & Sewer RB, TR Receipts
                    Series 29, 6.56%, 6/15/30 ...............................................................   96,974

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 27, MBIA Insured,
                    Liquidity The Bank of New York, 8.22%, 7/01/24 ..........................................  109,979

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 28, AMBAC Insured,
                    Liquidity The Bank of New York, 7.63%, 7/01/25 ..........................................  105,279

 5,000,000        New York State, DAR, CAB, FHA Presbyterian Hospital Series A, AMBAC Insured,
                    8/15/36 .................................................................................  643,400

   100,000#x      Niagara Falls, NY, URA, Old Falls Street Improvement Project, 11.00%, 5/01/09 .............   35,795

    50,000        Northeast, TX, Hospital Authority Revenue, Northeast Medical Center, 7.25%, 7/01/22 .......   57,455

    75,000        Perdido, FL, Housing Corporation, RB, Series B. 9.25%, 11/01/16 ...........................   75,787

    30,000        Philadelphia, PA, HEHA, Graduate Health Systems Project, 7.25%, 7/01/18 ...................   31,468

    60,000        Port Chester, NY, IDA, Nadal Industries Inc Project, 7.00%, 2/01/16 .......................   61,876

    75,000        San Antonio, TX, HFC, Multi Family Housing, RB, Agape Metro Housing Project, Series
                    A, 8.63%, 12/01/26 ......................................................................   75,989

    75,000        San Bernardino, CA, San Bernardino Community Hospital, RB, 7.88%, 12/01/19 ................   77,531

   100,000        San  Bernardino  County,  CA, COP,  Series PA-38,  MBIA Insured,  IFRN*, 11.92%, 7/01/16,
                    Rule 144A Security (restricted as to resale except to qualified institutions) ...........  113,555

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----
$ 35,000          San Joaquin Hills, CA, TCA, Toll Road Revenue, 7.00%, 1/01/30 ............................$   40,033

  60,000x         San Jose, CA,  Redevelopment  Agency, Tax Allocation Bonds, IFRN*, MBIA Insured,
                    5.83%,  8/01/16,  MBIA Insured,  Rule 144A Security  (restricted as to resale except to
                    qualified institutions) ................................................................   61,304

 150,000          Savannah, GA Economic Development Authority Revenue, ETM, CAB, 12/01/21 ..................   39,940

  45,000          Schuylkill County, PA, IDA Resouce Recovery, Schuylkill Energy Res Inc. AMT, 6.50%,
                    1/01/10 ................................................................................   46,040

  15,000(D)#      Troy, NY, IDA, Hudson River Project, 11.00%, 12/01/94 ....................................    6,150

  75,000(D) (D)(D)Villages at Castle Rock, CO, Metropolitan District #4, 8.50%, 6/01/31 ....................   39,138

  25,000          Wayne, MI, AFR, Northwest Airlines Inc. 6.75%, 12/01/15 ..................................   27,460
                                                                                                            ----------
                  Total Investments (Cost $2,739,553)** ....................................................$2,832,290
                                                                                                            ==========


    ** Cost is approximately the same for income tax purposes.

     * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

     # The value of this non-income producing security has been estimated by persons designated by the Fund's Board of
       Trustees using methods the Trustees believe reflect fair value. See note 5 to the financial statements.

     + Non-income producing security.

(D)(D) Security in default. Interest paid on cash flow basis. Rate shown as of December 31, 1997.

x The Fund or its affiliates owns 100% of the security and therefore there is no trading in the security.

Legend

o Issue  AFR      Airport Facilities Revenue
         AMBAC    American Municipal Bond Assurance Corporation
         AMT      Subject to Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         COP      Certificate of Participation
         CFR      Civic Facility Revenue
         DAR      Dorm Authority Revenue
         ETM      Escrowed to Maturity
         FHA      Federal Housing Authority
         HEHA     Higher Education and Health Authority
         HFC      Housing Finance Corporation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         RB       Revenue Bond
         RHR      Retirement Housing Revenue
         TCA      Transportation Corridor Agency
         URA      Urban Renewal Agency


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The High-Yield Municipal Bond Series (the Series) seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

Valuation of Securities: The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

Federal Income Taxes: It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

Distributions: The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager voluntarily waived fees and reimbursed expenses of $49,643 for the year ended December 31, 1997. See Note 7.

    SEC Administrative Action Against The Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC) the Funds distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees in the amount of $9,125 for the year ended December 31, 1997.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI amounted to $5,012.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $2,320,962. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ....................................    2,941,324    20,530,136     1,912,593      $12,834,095
Shares issued on reinvestment of dividends .....       11,426        79,995        11,925           80,347
Shares redeemed ................................   (2,924,097)  (20,398,031)   (1,859,933)     (12,513,226)
                                                   ----------   -----------    ----------      -----------
Net increase ...................................       28,653   $   212,100        64,585      $   401,216
                                                   ==========   ===========    ==========      ===========

5. Investment Transactions

    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $91,665 at December 31, 1997 (4.1% of net assets). As indicated in the Statement of Investments, the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $6,150 at December 31, 1997 has been estimated in good faith under methods determined by the Board of Trustees.

    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The Fund was party to an agreement whereby certain related bonds owned by an affiliate were to be subject to repayment under a debt assumption agreement. The agreement allowed the affiliate to allocate a portion of the debt services it receives to the URA Bond. In exchange the Fund forfeited certain rights it had as holder of the URA bond. The debt assumption was not completed and the timing and amount of debt service payments is uncertain. The value of this bond is $35,795, and is valued at 35.80% of face value at December 31, 1997 under methods determined by the Board of Trustees.

    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,982,245 and $2,610,195, respectively.

    As of December 31, 1997 net unrealized appreciation of portfolio securities amounted to $92,737, composed of unrealized appreciation of $225,341 and unrealized depreciation of $132,604.
    The Fund has capital loss carryforwards to offset future capital gains as follows:
                             Amount     Expiration
                            -------     ----------
                            $23,500     12/31/1998
                             22,200     12/31/1999
                             20,500     12/31/2000
                             54,300     12/31/2002
                             40,000     12/31/2003
                           --------
                           $160,500
                           ========

6. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

7. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 6.


8. Selected Financial Information

                                                                       Years Ended December 31,
                                                               -----------------------------------------
                                                               1997     1996     1995     1994      1993
PER SHARE OPERATING PERFORMANCE                                ----     ----     ----     ----      ----
  (for a share outstanding throughout the period)
Net asset value, beginning of period                           $6.86    $7.07    $5.92    $7.27     $7.30
                                                               -----    -----    -----    -----     -----
Income from investment operations:
  Net investment income                                         0.37     0.47     0.34     0.43      0.39
  Net realized and unrealized gains (losses) on investments     0.67    (0.21)    1.15     1.35)    (0.03)
                                                               -----    -----    -----    -----     -----
  Total from investment operations                              1.04     0.26     1.49    (0.92)     0.36
                                                               -----    -----    -----    -----     -----
Less distributions:
Dividends from net investment income                           (0.37)   (0.47)   (0.34)   (0.43)    (0.39)
                                                               -----    -----    -----    -----     -----
Net asset value, end of period                                 $7.53    $6.86    $7.07    $5.92     $7.27
                                                               =====    =====    =====    =====     =====

Total Return                                                  15.71%    4.05%   25.70%  (12.92%)    5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        2,255    1,858    1,457      979     1,087
Ratios to average net assets:
  Expenses*                                                    2.58%    2.49%    2.50%    2.50%     2.50%
  Net investment income*                                       5.12%    6.85%    5.15%    6.70%     5.40%
Portfolio turnover rate                                        3.79%  139.26%   43.51%   75.31%    84.89%

BANK LOANS
Amount outstanding at end of period (000 omitted)              $ -        228      379    $ -       $ -
Average amount of bank loans outstanding during the period
  (000 omitted)                                                $ -      $ -         61    $ -       $ -
Average  number of shares  outstanding  during the period
  (000 omitted)                                                  260      237      183      156       145
Average  amount of debt per share  during the period           $ -      $ -      $0.33    $ -       $ -

**These ratios are after expense reimbursements of 3.52%, 4.59%, 6.22%, 6.20% and 5.76%, for each of the years ended December 31, 1997, 1996, 1995, 1994 and 1993, respectively.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Note 2 for information regarding regulatory proceedings and transactions with affiliates.



New York, New York
March 2, 1998, except for Note 7 as to which the date is March 25, 1998.

                          FUNDAMENTAL FIXED INCOME FUND
                      U.S. GOVERNMENT STRATEGIC INCOME FUND

                                                                   March 2, 1998



Dear Fellow Shareholder:

    Fundamental's U.S. Government Strategic Income Fund posted a 5.51% total return for 1997. This was consistent with the Fund's goal of providing relatively high current income while maintaining relatively small fluctuations in Net Asset Value. As a result of regulatory investigations, the Fund's professional fees were substantially greater than in the past. This factor affected the Fund's performance during 1997.

    The proportion of U.S. Treasury bonds and securities issued by U.S. Government Agencies and Instrumentalities remained very stable over the year. However, toward the end of the year the portfolio began to be adjusted to account for the borrowing differential between short and long term interest rates. This should benefit the Fund's yield in 1998. Importantly, the entire structure of interest rates declined noticeably in last year's second half. Yet, we expect that the U.S. Government Fund should still be able to provide a higher yield than generally available in the marketplace even if yields move further. As with any mutual fund, there is no assurance that the Fund will achieve its goal.



Sincerely,


Dr. Vincent J. Malanga
President

(CHART MATERIAL)

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

$14,016
Lehman Brothers
1-3 Year Government
Bond Index

$11,673
Consumer
Price Index

$13,926
Fundamental U.S.
Government
Strategic Income
Fund

14.5
14.0
13.5
13.0
12.5
12.0
11.5
11.0
10.5
10.0
 9.5
 9.0
 8.5
 8.0
 7.5
 7.0
 6.5
 6.0
 5.5
 5.0
 4.5
 4.0
 3.5
 3.0
 2.5
 2.0
 1.5
 1.0
 0.5
   0

2/18/92  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97

--------------------------------------------------------------------------------
                                 The Fundamental
                                U.S. Government
                             Strategic Income Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                                     Since Inception
                             1 Year     (2/18/92)
--------------------------------------------------------------------------------
                             5.51%        1.85%
--------------------------------------------------------------------------------

                                  Thousands ($)


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in The Fundamental U.S. Government Strategic Income Fund on 2/18/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 1-3 Year Government Bond Index on that date. For comparative purposes the value of the Index on 2/24/92 is used as the beginning value on 2/18/92. All dividends and capital gain distributions are reinvested.

The Fund invests in U.S. Government securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark for the short-term, U.S.Government bond market, calculated by using bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to the Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
    (cost $13,023,839) (Notes 5 and 6)                         $15,023,792
  Receivables:
    Interest                                                        67,739
    Fund shares sold ................                                4,001
                                                               -----------
        Total assets ................                           15,095,532
                                                               -----------
LIABILITIES
  Loans .............................                              225,907
  Options written at value
    (premiums received $18,801)
    (Note 5) ........................                               10,625
  Securities sold subject to
    repurchase (Note 6) .............                            4,744,054
  Payables:
    Dividends declared ..............                               11,104
    Shares redeemed .................                                9,353
    Variation margin ................                               41,563
    Accrued expenses ................                               22,580
                                                               -----------
        Total liabilities ...........                            5,065,186
                                                               -----------
NET ASSETS consisting of:
  Accumulated net realized loss ..... $(17,833,560)
  Unrealized appreciation of
    securities ......................    1,999,953
  Unrealized appreciation of
    options written .................        8,176
  Unrealized depreciation of open
    future contracts ................     (103,270)
  Paid-in-capital applicable to
    7,116,688 shares of beneficial
    interest ........................   25,959,047
                                       -----------
                                                               $10,030,346
                                                               ===========
NET ASSET VALUE PER SHARE                                            $1.41
                                                                     =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income, net of $315,574
  of interest expense ......................                    $1,812,306

EXPENSES (Notes 2, 3 and 6)
  Investment advisory fees ................. $  88,681
  Custodian and accounting fees ............    61,165
  Transfer agent fees ......................    71,081
  Professional fees ........................   563,154
  Trustees' fees ...........................     5,458
  Printing and postage .....................     9,502
  Interest on bank borrowing ...............   324,872
  Distribution expenses ....................    29,560
  Other ....................................    14,012
                                             ---------
        Total expense ...................... 1,167,485

        Less: Expenses waived or
          reimbursed by the
          manager and affiliates ...........  (162,637)
                                             ---------
        Net expenses .......................                     1,004,848
                                                                ----------
        Net investment income ..............                       807,458
                                                                ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments ............................ 1,027,730
    Future and options on futures ..........  (956,715)             71,015
                                             ---------
  Change in unrealized appreciation
    (depreciation) of investments,
    options and futures contracts
    for the period:
      Investments ..........................    66,558
      Open option contracts
        written ............................      (312)
      Open futures contracts ...............  (339,726)           (273,480)
                                             ---------          ----------
  Net loss on investments ..................                      (202,465)
                                                                ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..........................                     $ 604,993
                                                                 =========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                                                Year Ended     Year Ended
                                                                                 December       December
                                                                                 31, 1997       31, 1996
                                                                                 --------       --------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ......................................................  $  807,458    $ 1,254,448
  Net realized gain on investments ...........................................      71,015        433,173
  Unrealized (depreciation) on investments, options and futures contracts ....    (273,480)    (1,070,217)
                                                                               -----------    -----------
           Net increase in net assets from operations ........................     604,993        617,404
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..........................................................    (807,458)    (1,254,448)
CAPITAL SHARE TRANSACTIONS (Note 4) ..........................................  (2,991,556)    (1,332,818)
                                                                               -----------    -----------
           Total decrease ....................................................  (3,194,021)    (1,969,862)
NET ASSETS
  Beginning of year ..........................................................  13,224,367     15,194,229
                                                                               -----------    -----------
  End of year ................................................................ $10,030,346    $13,224,367
                                                                               ===========    ===========


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES
    Net increase in net assets from operations ................................   $  604,993
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchase of investment securities .........................................   (2,228,044)
    Proceeds on sale of securities ............................................    8,312,593
    Premiums received for options written .....................................      633,904
    Premiums paid to close options written ....................................     (977,704)
    Decrease in interest receivable ...........................................       28,925
    Decrease in variation margin receivable ...................................      218,791
    Decrease in accrued expenses ..............................................      (93,909)
    Net accretion of discount on securities ...................................     (187,473)
    Net realized (gain) loss:
      Investments .............................................................   (1,027,730)
      Options written .........................................................      309,113
    Unrealized appreciation on securities and options written for the period ..      (66,246)
                                                                                  ----------
      Total adjustments .......................................................    4,922,220
                                                                                  ----------
      Net cash provided by operating activities ...............................    5,527,213
                                                                                  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:*
  Net repayments on sale of securities sold subject to repurchase .............   (1,617,934)
  Net borrowings of note payable ..............................................      (49,281)
  Proceeds on shares sold .....................................................      728,056
  Payment on shares  repurchased ..............................................   (4,356,318)
  Cash dividends paid .........................................................     (231,736)
                                                                                  ----------
      Net cash used in financing activities ...................................   (5,527,213)
                                                                                  ----------
      Net increase in cash ....................................................        0

CASH  AT  BEGINNING  OF YEAR ..................................................        0
                                                                                  ----------
CASH  AT END OF  YEAR .........................................................   $    0
                                                                                  ==========

*Non-cash financing activities not included herein consist of reinvestment of dividends of $642,058. Cash payments for interest expense totaled $333,352 for the period.


STATEMENT OF OPTIONS WRITTEN

December 31, 1997
---------------------------------------------------------------------------------------------
     Number of                                                     Expiration
     Contracts++                  Options Written                     Month          Value
     -----------                  ---------------                  ----------        -----
        40          U.S. Treasury Bonds, Call @ $123 ...........  February 1998     $10,625
                                                                                    -------
                                                                                    $10,625
                                                                                    =======

   ++Each contract represents $100,000 face value of U.S. Treasury Bond Futures.


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

         Principal        Interest         Maturity
          Amount           Rate o            Date          Value
          ------           ------            ----          -----

   United States Treasury Securities-49.03%
     United States Treasury Bonds
            85,000(2)       0.00% ZCS      11/15/03     $   60,395
         4,300,000(2)       0.00% PS       11/15/06      2,574,333
         3,500,000(5)       9.00%          11/15/18      4,731,566
                                                        ----------
                        (Cost $6,403,170)                7,366,294
                                                        ----------
   United States Agency Backed Securities-50.97%
     Federal Home Loan Mortgage Corporation
           843,718(1)       9.25%          08/15/23        928,005
           285,124(1)       6.50% Z-Bond   12/15/23        261,907
           750,000         13.59% IFRN     05/15/24        858,060
           209,406(2)      15.30% IFRN     05/25/24        251,287
           180,000         12.00% TTIB     03/15/27        180,079

     FNMA-Federal National Mortgage Assoc.

           356,450(4)(1)   15.50% TTIB     03/25/23        381,224
         3,671,204(4)(1)   15.30% TTIB     03/25/23      4,185,686
           490,760(4)      14.49% TTIB     05/25/23        544,900
                                                        ----------
                                                         7,591,148
                                                        ----------
     FICO-Financing Corporation (U.S. Government Agency)

           100,000          0.00% ZCS      11/02/12         39,284
           100,000          0.00% ZCS      08/03/18         27,066
                                                        ----------
                        (Cost $6,620,669)                   66,350
                                                        ----------
      Total investments (Cost $13,023,839)(3)          $15,023,792
                                                        ----------

(1) Segregated for securities sold subject to repurchase (Note 6)
(2) Segregated, in whole or part, as initial margin for futures contracts
    (Note 5)
(3) Cost is the same for Federal income tax purposes
(4) The Fund owns 100% of the security or tranche. See Note 5 to the financial statements.
(5) Securities sold subject to repurchase (Note 6).

o Legend-IFRN: Inverse Floating Rate  Notes are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

         TTIB: Two-Tiered Index Floating Rate Bonds are instruments with two coupon levels. The "first tier" coupon is at a fixed rate, effective as long as the underlying index is at or below the strike level. At the strike level, the "second tier" coupon resets the bond to an inverse floating rate note. See discussion above. Coupons shown are at December 31, 1997.

          ZCS: Zero  Coupon  Securities  are  instruments  whose  interest   and
               principal are paid at maturity.

       Z Bond: A Z Bond is an instrument whose monthly interest coupon is paid at a fixed rate in additional principal. Principal is paid at maturity.

           PS: Principal Stripped Bonds are instruments whose principle and coupon have been separated and sold separately.



                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). The objective of the Series is to provide high current income with minimum risk of principal and relative stability of net asset value. The Series seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereunder collectively referred to as "Government Securities"). The Series also uses leverage in seeking to achieve its investment objective. Each series is considered a separate entity for financial reporting and tax purposes.

        Valuation of Securities-The Series portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe reflect fair value.

        Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

    Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Series' repurchase agreements will at all times be fully collateralized in an amount equal to the purchase price including accrued interest earned on the underlying security.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

        Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

        Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and discounts are accreted to interest income.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    The Series has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement the Manager serves as investment adviser to the Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. The Manager waived fees and reimbursed expenses of $133,077 for the year ended December 31, 1997. See
Note 8.

    SEC Administrative Proceeding Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

alleged failure of the Fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee which is accrued daily and paid monthly at an annual rate of 0.25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1997 is set forth in the Statement of Operations. FSC has waived fees in the amount of $29,560.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials relating to the Fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Series compensated Fundamental Shareholders Services, Inc. (FSSI), an affiliate of the Manager, for services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. The amount paid by the Series to FSSI for the year ended December 31, 1997 amounted to $57,038.

    Commissions Paid to Affiliate
    The Series effects a significant portion of its futures and options transactions through LAS Investments, Inc. (LAS), an affiliated broker-dealer. Commissions paid to LAS amounted to approximately $14,591 for the year ended December 31, 1997.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $25,959,047. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ...................................     521,491      $  732,057     1,209,491      $1,721,466
Shares issued on reinvestment of dividends ....     457,380         642,058       605,897         860,888
Shares redeemed ...............................  (3,119,211)     (4,365,671)   (2,749,791)     (3,915,172)
                                                 ----------     -----------     ---------     -----------
Net decrease ..................................  (2,140,340)    ($2,991,556)     (934,403)    ($1,332,818)
                                                 ==========     ===========     =========     ===========


5. Complex Services, Off Balance Sheet Risks and Investment Transactions

    Two-Tiered Index Floating Rate Bonds (TTIB):
    The Fund invests in Two-Tiered Index Floating Rate Bonds. The term two-tiered refers to the two coupon levels that the TTIB's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note. See discussion of inverse floating rate notes below. Changes in interest rate on the underlying security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

    Additionally the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active market in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $5,111,810 (or 50.96% of net assets) as of December 31, 1997.

    Inverse Floating Rate Notes (IFRN):
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Futures Contracts and Options on Futures Contracts:
    The Fund invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

    The Fund's principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its municipal bond portfolio, and to enhance its total return. The Fund's principal objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. For the year ended December 31, 1997, the Fund had daily average notional amounts outstanding of approximately $15,136,000 and $5,737,561 of short positions on US Treasury Bond Futures and Options Written on US Treasury Bond Futures respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The Fund had the following open futures contracts at December 31, 1997.

                                  Principal               Expiration  Unrealized
          Type                      Amount        Position   Month       Loss
          ----                      ------        --------   -----       ----
U.S. Treasury Bond .............  $7,000,000       Short     3/98     ($103,270)

    Portfolio securities with an aggregate value of approximately $1,389,306 have been segregated as initial margin as of December 31, 1997.

    In addition, the following table summarizes option contracts written by the Series for the year ended December 31, 1997:

                                   Number of  Premiums                Realized
                                   Contracts  Received      Cost        Loss
                                   ---------  --------      ----        ----
Contracts outstanding
  December 31, 1996 ..............    40       $53,488

Options written ..................   780       633,904

Contracts closed or expired ......  (780)     (668,591)    $977,704   ($309,113)
                                     ---       -------
Contracts outstanding
  December 31, 1997 ..............    40      $ 18,801
                                     ===      ========

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Other Investment Transactions
    For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,228,044 and $7,702,650, respectively.

    As of December 31, 1997, the Fund had no unrealized appreciation or depreciation for tax purposes since it has elected to recognize market value changes each day for tax purposes.

    The Fund has capital loss carryforwards to offset future capital gains as follows:
                           Amount         Expiration
                           ------         ----------
                        $15,000,500       12/31/2002
                            588,100       12/31/2004
                            202,500       12/31/2005
                        -----------
                        $15,791,100
                        ===========


6. Borrowing

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

    The Series enters into reverse repurchase agreements collateralized by portfolio securities equal in value to the repurchase price. The reverse repurchase agreement outstanding at December 31, 1997 bears an interest rate of 5.9%. Portfolio securities with an aggregate value of approximately $5,757,000 have been segregated for securities sold subject to repurchase as of December 31, 1997.

    The maximum month-end and the average amount of borrowing outstanding under these arrangements during the year ended December 31, 1997 were approximately $6,329,000 and $5,967,000.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $232,500. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    The Manager and FSC waived fees in the amount of $96,077 and $29,560, respectively for the year ended December 31, 1997. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $102,863 as of April 30, 1998. The independent trustees have instructed the Manager to escrow the full amount incurred by the Fund of approximately $232,500.

9. Selected Financial Information

                                                      Year       Year          Year           Year          Year
                                                      Ended      Ended         Ended          Ended         Ended
                                                  December 31, December 31, December 31,   December 31,  December 31,
                                                      1997       1996          1995           1994          1993
                                                      ----       ----          ----           ----          ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $ 1.43     $ 1.49        $ 1.37        $ 2.01        $ 2.02
                                                      ------     ------        ------        ------        ------
Income from investment operations
Net investment income .............................     0.10       0.13          0.08          0.14          0.16
Net realized and unrealized gain/(loss) on
  investments .....................................    (0.02)     (0.06)         0.12         (0.64)          -
                                                      ------     ------        ------        ------        ------
      Total from investment operations ............     0.08       0.07          0.20         (0.50)         0.16
                                                      ------     ------        ------        ------        ------
Less distributions
Dividends from net investment income ..............    (0.10)     (0.13)        (0.08)        (0.14)        (0.16)
Dividends from net realized gains .................      -          -             -             -           (0.01)
                                                      ------     ------        ------        ------        ------
Net asset value, end of period ....................   $ 1.41     $ 1.43        $ 1.49        $ 1.37        $ 2.01
                                                      ======     ======        ======        ======        ======
Total return ......................................     5.51%      5.02%        15.43%       (25.57%)        8.14%

Ratios/supplemental data:
Net assets, end of period (000 omitted) ...........  $10,030     13,224        15,194        19,020        63,182
  Ratios to average net assets
  Interest expense (a) ............................    2.75%       2.61%         3.00%         2.01%         1.54%
  Operating expenses ..............................    5.75%       3.41%         3.05%         2.16%         1.39%
                                                      ------     ------        ------        ------        ------
      Total expenses+ (a) .........................    8.50%       6.02%         6.05%         4.17%         2.93%
                                                      ======     ======        ======        ======        ======
  Net investment income+ ..........................    6.83%       9.01%         5.91%         8.94%         7.85%
Portfolio turnover rate ...........................   12.55%      12.65%       114.36%        60.66%        90.59%

Borrowings
Amount outstanding at end of period
  (000 omitted) ...................................  $4,969      $6,610       $ 7,481       $ 9,674       $31,072
Average amount of debt outstanding during the
  period (000 omitted) ............................  $5,967      $6,577       $ 7,790       $16,592       $28,756
Average number of shares outstanding during the
  period (000 omitted) ............................   8,433       9,764        11,571        21,436        28,922
Average amount of debt per share during the
  period ..........................................   $ .71       $ .67         $ .67         $ .77         $ .99

  +These ratios are after expense reimbursement of 1.37%, 2.02%, 1.0% and .13% for the years  ended  December 31,
   1997, 1996, 1995 and 1993, respectively.
(a)The ratios for each of the years in the four year period ending December 31, 1996  have  been reclassified  to conform with the 1997 presentations.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
Fundamental U.S. Government Strategic Income Fund Series

    We have audited the accompanying statement of assets and liabilities including the statement of investments and statement of options written, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years then ended and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E



New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

                                 (LEFT COLUMN)

                                   FUNDAMENTAL
                                 FAMILY OF FUNDS
                              90 Washington Street
                                New York NY 10006
                                 1-800-322-6864

                              Independent Auditors
                             McGladrey & Pullen, LLP
                                555 Fifth Avenue
                            New York, New York 10017

                                  Legal Counsel
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022


               These reports and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. These reports are not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.


                                 (RIGHT COLUMN)


                           ---------------------------
                                  Annual Report
                                December 31, 1997

                               NEW YORK MUNI FUND

                            THE CALIFORNIA MUNI FUND

                                   FUNDAMENTAL
                                FIXED-INCOME FUND

                                    TAX-FREE
                               MONEY MARKET SERIES

                                   HIGH-YIELD
                             MUNICIPAL MARKET SERIES

                                   FUNDAMENTAL
                                 U.S. GOVERNMENT
                              STRATEGIC INCOME FUND

                              F U N D A M E N T A L
                           Fundamental Family of Funds

                           ---------------------------